PROMISSORY NOTE

$3,000,000.00                                                  February 25, 1998

FOR VALUE RECEIVED, THOMAS J. HOLT, SR., residing at 10710 Ellicott Road, Philadelphia, Pennsylvania 19154 (hereinafter "Borrower"), promises to pay to the order of THE HOLT GROUP, INC. (hereinafter "Lender"), the sum of Three Million Dollars ($3,000,000.00).

1. Interest. The outstanding principal balance of this Note shall bear interest at the Prime Rate (hereinafter defined) plus one percent (1%) per annum, calculated on the basis of the actual number of days elapsed over a year of three hundred and sixty (360) days. "Prime Rate" shall be the rate of the same name as published in the Wall Street Journal on February 25, 1998.

2. Payments. Borrower shall pay interest only on the outstanding principal balance, quarterly in arrears on the 25th day of March, June, September and December. Borrower shall pay the entire unpaid balance of principal, all accrued interest thereon and all other sums payable under this Note in full without set-off or deduction on February 25, 1999 ("Maturity Date"), if not sooner due and payable in accordance with this Agreement.

3. Prepayment. Borrower shall have the right to prepay the principal balance of the Note in whole or in part, without penalty or premium, at any time prior to the Maturity Date. Any such partial prepayments shall be applied first to accrued and unpaid interest then to the reduction of principal installments in inverse order of maturity.

4. Payment Immediately Available; Late Charge. All payments under this Note shall be made to Lender in immediately available funds during regular business hours and shall be made in currency of the United States of America, which at the time of such payment is the legal tender for the payment of public and private debts. Any payment tendered, other than in immediately available funds, shall be accepted by Lender subject to collection and interest shall accrue on the payment so accepted until the business day on which such funds are available for immediate use by Lender. If any interest or principal and interest or any other payment is not paid when due under the terms of this Note, then there shall also be immediately due and payable a late charge at the rate of one percent (1%) of the delinquent payment for each month of delinquency.

5. Default. Should any default be made in the payment of any installment of interest or principal and interest on the date which it shall fall due or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note, then Lender, at Lender's option and without notice to Borrower, unless expressly required elsewhere in this Note, may immediately declare due and payable the entire unpaid balance of principal with accrued interest at the applicable rate specified above to the date of default and after that date at a "default rate" which shall be four percent (4%) higher than the rate specified above. Notwithstanding anything to the contrary in this Note, any payment may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Lender in this Note. Lender may also recover all costs of suit, reasonable attorney's fees and other expenses, together with interest on any judgment obtained by Lender at the default rate (defined above), including interest at the default rate from and after the date of any execution, judicial sale until actual payment is made to Lender of the full amount due Lender.

6. No Waiver of Default. If Lender does not declare the Borrower in default on any particular occasion, Lender will not be prevented from declaring the Borrower in default in the future.

7. Borrower's Waivers. Borrower hereby waives presentment, notice of dishonor and protest of this Note and all other notices in connection with the delivery acceptance, performance, default or enforcement of payment of this Note.

8. Unenforceability. If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the provisions of this Note. In addition, in no event shall the rate of interest under this Note exceed the maximum rate of interest permitted to be charged by the applicable law and any interest paid in excess of the permitted rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding under this Note and shall be applied in such order as Lender may determine.

9. Applicable Law. This Note and all questions relating to its validity, interpretation, performance and enforcement shall be governed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such state or other jurisdiction to the contrary.

10. Definitions and Headings. Definitions contained in this Note which identify documents shall be deemed to include all amendments and supplements to such documents from the date hereof and all future amendments and supplements thereto. Headings used in the paragraphs herein are merely for convenience and reference and shall have no legal effect.

11. Notices. All notices, requests, demands and other communications required or permitted under this Note between Borrower and Lender shall be in writing and shall be hand delivered or sent by reputable, overnight courier service, or by registered or certified mail, return receipt requested addressed as follows:

         To Borrower:          Thomas J. Holt, Sr.
                               10710 Ellicott Road
                               Philadelphia, PA 19154

         To Lender:            The Holt Group, Inc.
                               101 South King Street
                               Gloucester City, NJ 08030

     All notices shall be deemed effective upon delivery.

12. Modification. This Note can be modified only by a written agreement signed by the Lender and Borrower.

13. Assignment of Note. The Lender reserves the right to assign its rights to collect payment to a third party. Upon doing so, the Lender will direct the Borrower to the address of the person or entity to which payment shall be made. In the event of such an assignment, the term "Lender" will include the person or entity to whom this Note has been assigned.

IN WITNESS WHEREOF, Borrower, THOMAS J. HOLT, SR., intending to be legally bound, has executed this Note on the date first written above.


                                      /s/ Thomas J. Holt, Sr.
                                      --------------------------------------
                                      Thomas J. Holt, Sr.

                                PROMISSORY NOTE

$1,000,000.00                                                      April 2, 1998

FOR VALUE RECEIVED, THOMAS J. HOLT, SR., residing at 10710 Ellicott Road, Philadelphia, Pennsylvania 19154 (hereinafter "Borrower"), promises to pay to the order of THE HOLT GROUP, INC. (hereinafter "Lender") the sum of One Million Dollars ($1,000,000.00).

1. Interest. The outstanding principal balance of this Note shall bear interest at the Prime Rate (hereinafter defined) plus one percent (1%) per annum, calculated on the basis of the actual number of days elapsed over a year of three hundred and sixty (360) days. "Prime Rate" shall be the rate of the same name as published in the Wall Street Journal on April 2, 1998.

2. Payments. Borrower shall pay interest only on the outstanding principal balance, quarterly in arrears on the 2nd day of June, September, December and March. Borrower shall pay the entire unpaid balance of principal, all accrued interest thereon and all other sums payable under this Note in full without set-off or deduction on April 2, 1999 ("Maturity Date"), if not sooner due and payable in accordance with this Agreement.

3. Prepayment. Borrower shall have the right to prepay the principal balance of the Note in whole or in part, without penalty or premium, at any time prior to the Maturity Date. Any such partial prepayments shall be applied first to accrued and unpaid interest then to the reduction of principal installments in inverse order of maturity.

4. Payment Immediately Available; Late Charge. All payments under this Note shall be made to Lender in immediately available funds during regular business hours and shall be made in currency of the United States of America, which at the time of such payment is the legal tender for the payment of public and private debts. Any payment tendered, other than in immediately available funds, shall be accepted by Lender subject to collection and interest shall accrue on the payment so accepted until the business day on which such funds are available for immediate use by Lender. If any interest or principal and interest or any other payment is not paid when due under the terms of this Note, then there shall also be immediately due and payable a late charge at the rate of one percent (1%) of the delinquent payment for each month of delinquency.

5. Default. Should any default be made in the payment of any installment of interest or principal and interest on the date which it shall fall due or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note, then Lender, at Lender's option and without notice to Borrower, unless expressly required elsewhere in this Note, may immediately declare due and payable the entire unpaid balance of principal with accrued interest at the applicable rate specified above to the date of default and after that date at a "default rate" which shall be four percent (4%) higher than the rate specified above. Notwithstanding anything to the contrary in this Note, any payment may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Lender in this Note. Lender may also recover all costs of suit, reasonable attorney's fees and other expenses, together with interest on any judgment obtained by Lender at the default rate (defined above), including interest at the default rate from and after the date of any execution, judicial sale until actual payment is made to Lender of the full amount due Lender.

6. No Waiver of Default. If Lender does not declare the Borrower in default on any particular occasion, Lender will not be prevented from declaring the Borrower in default in the future.

7. Borrower's Waivers. Borrower hereby waives presentment, notice of dishonor and protest of this Note and all other notices in connection with the delivery acceptance, performance, default or enforcement of payment of this Note.

8. Unenforceability. If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the provisions of this Note. In addition, in no event shall the rate of interest under this Note exceed the maximum rate of interest permitted to be charged by the applicable law and any interest paid in excess of the permitted rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding under this Note and shall be applied in such order as Lender may determine.

9. Applicable Law. This Note and all questions relating to its validity, interpretation, performance and enforcement shall be governed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such state or other jurisdiction to the contrary.

10. Definitions and Headings. Definitions contained in this Note which identify documents shall be deemed to include all amendments and supplements to such documents from the date hereof and all future amendments and supplements thereto. Headings used in the paragraphs herein are merely for convenience and reference and shall have no legal effect.

11. Notices. All notices, requests, demands and other communications required or permitted under this Note between Borrower and Lender shall be in writing and shall be hand delivered or sent by reputable, overnight courier service, or by registered or certified mail, return receipt requested addressed as follows:

         To Borrower:          Thomas J. Holt, Sr.
                               10710 Ellicott Road
                               Philadelphia, PA 19154

         To Lender:            The Holt Group, Inc.
                               101 South King Street
                               Gloucester City, NJ 08030

     All notices shall be deemed effective upon delivery.

12. Modification. This Note can be modified only by a written agreement signed by the Lender and Borrower.

13. Assignment of Note. The Lender reserves the right to assign its rights to collect payment to a third party. Upon doing so, the Lender will direct the Borrower to the address of the person or entity to which payment shall be made. In the event of such an assignment, the term "Lender" will include the person or entity to whom this Note has been assigned.

IN WITNESS WHEREOF, Borrower, THOMAS J. HOLT, SR., intending to be legally bound, has executed this Note on the date first written above.


                                       /s/ Thomas J. Holt, Sr.
                                       ------------------------------
                                       Thomas J. Holt, Sr.

                                PROMISSORY NOTE

$1,000,000.00                                                     April 29, 1998

FOR VALUE RECEIVED, THOMAS J. HOLT, SR., residing at 10710 Ellicott Road, Philadelphia, Pennsylvania 19154 (hereinafter "Borrower"), promises to pay to the order of THE HOLT GROUP, INC. (hereinafter "Lender"), the sum of One Million Dollars ($1,000,000.00).

1. Interest. The outstanding principal balance of this Note shall bear interest at the Prime Rate (hereinafter defined) plus one percent (1%) per annum, calculated on the basis of the actual number of days elapsed over a year of three hundred and sixty (360) days. "Prime Rate" shall be the rate of the same name as published in the Wall Street Journal on April 29, 1998.

2. Payments. Borrower shall pay interest only on the outstanding principal balance, quarterly in arrears on the 29th day of June, September, December and March. Borrower shall pay the entire unpaid balance of principal, all accrued interest thereon and all other sums payable under this Note in full without set-off or deduction on April 29, 1999 ("Maturity Date"), if not sooner due and payable in accordance with this Agreement.

3. Prepayment. Borrower shall have the right to prepay the principal balance of the Note in whole or in part, without penalty or premium, at any time prior to the Maturity Date. Any such partial prepayments shall be applied first to accrued and unpaid interest then to the reduction of principal installments in inverse order of maturity.

4. Payment Immediately Available; Late Charge. All payments under this Note shall be made to Lender in immediately available funds during regular business hours and shall be made in currency of the United States of America, which at the time of such payment is the legal tender for the payment of public and private debts. Any payment tendered, other than in immediately available funds, shall be accepted by Lender subject to collection and interest shall accrue on the payment so accepted until the business day on which such funds are available for immediate use by Lender. If any interest or principal and interest or any other payment is not paid when due under the terms of this Note, then there shall also be immediately due and payable a late charge at the rate of one percent (1%) of the delinquent payment for each month of delinquency.

5. Default. Should any default be made in the payment of any installment of interest or principal and interest on the date which it shall fall due or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note, then Lender, at Lender's option and without notice to Borrower, unless expressly required elsewhere in this Note, may immediately declare due and payable the entire unpaid balance of principal with accrued interest at the applicable rate specified above to the date of default and after that date at a "default rate" which shall be four percent (4%) higher than the rate specified above. Notwithstanding anything to the contrary in this Note, any payment may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Lender in this Note. Lender may also recover all costs of suit, reasonable attorney's fees and other expenses, together with interest on any judgment obtained by Lender at the default rate (defined above), including interest at the default rate from and after the date of any execution, judicial sale until actual payment is made to Lender of the full amount due Lender.

6. No Waiver of Default. If Lender does not declare the Borrower in default on any particular occasion, Lender will not be prevented from declaring the Borrower in default in the future.

7. Borrower's Waivers. Borrower hereby waives presentment, notice of dishonor and protest of this Note and all other notices in connection with the delivery acceptance, performance, default or enforcement of payment of this Note,

8. Unenforceability. If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the provisions of this Note. In addition, in no event shall the rate of interest under this Note exceed the maximum rate of interest permitted to be charged by the applicable law and any interest paid in excess of the permitted rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding under this Note and shall be applied in such order as Lender may determine.

9. Applicable Law. This Note and all questions relating to its validity, interpretation, performance and enforcement shall be governed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such state or other jurisdiction to the contrary.

10. Definitions and Headings. Definitions contained in this Note which identify documents shall be deemed to include all amendments and supplements to such documents from the date hereof and all future amendments and supplements thereto. Headings used in the paragraphs herein are merely for convenience and reference and shall have no legal effect.

11. Notices. All notices, requests, demands and other communications required or permitted under this Note between Borrower and Lender shall be in writing and shall be hand delivered or sent by reputable, overnight courier service, or by registered or certified mail, return receipt requested addressed as follows:

         To Borrower:          Thomas J. Holt, Sr.
                               10710 Ellicott Road
                               Philadelphia, PA 19154

         To Lender:            The Holt Group, Inc.
                               101 South King Street
                               Gloucester City, NJ 08030

     All notices shall be deemed effective upon delivery,

12. Modification. This Note can be modified only by a written agreement signed by the Lender and Borrower.

13. Assignment of Note. The Lender reserves the right to assign its rights to collect payment to a third party. Upon doing so, the Lender will direct the Borrower to the address of the person or entity to which payment shall be made. In the event of such an assignment, the term "Lender" will include the person or entity to whom this Note has been assigned.

IN WITNESS WHEREOF, Borrower, THOMAS J. HOLT, SR., intending to be legally bound, has executed this Note on the date first written above.


                                     Thomas J. Holt, Sr.
                                     -------------------------------
                                     Thomas J. Holt, Sr.